EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 16, 1997 included in Maxxim Medical, Inc.'s Annual Report on Form 10-K for the year ended November 3, 1996.

                                             KPMG Peat Marwick L.L.P.

Houston, Texas
May 20, 1997